Exhibit 99.1

Corbus Pharmaceuticals Announces Proposed Public Offering

Norwood, MA, October 30, 2025 (GLOBE NEWSWIRE) -- Corbus Pharmaceuticals Holdings, Inc. (Nasdaq: CRBP) (“Corbus” or the “Company”), an oncology and obesity company, today announced that it plans to offer and sell shares of its common stock or, in lieu of common stock to certain investors, pre-funded warrants to purchase shares of its common stock in an underwritten registered public offering. All of the securities in the offering are to be sold by Corbus. The offering is subject to market conditions, and there can be no assurance as to whether or when the offering may be completed, or the actual size or terms of the offering.

Corbus intends to use the net proceeds of the proposed underwritten offering to fund the clinical development of its pipeline and for working capital and other general corporate purposes.

Jefferies and Piper Sandler are acting as joint book-running managers for the offering. Corbus intends to grant the underwriters a 30-day option to purchase up to an additional 15% of the shares of common stock sold in the public offering.

A registration statement relating to these securities has been filed with the Securities and Exchange Commission (“SEC”) and became effective on March 20, 2024. A preliminary prospectus supplement and accompanying base prospectus relating to and describing the terms of the offering will be filed with the SEC. The securities described above have not been qualified under any state blue sky laws. This press release shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or other jurisdiction. The offering will be made only by means of a prospectus, copies of which may be obtained, when available, at the SEC’s website at www.sec.gov, or by request at Jefferies LLC, Attention: Equity Syndicate Prospectus Department, 520 Madison Avenue, New York, New York 10022, by telephone at (877) 821-7388, or by email at Prospectus_Department@Jefferies.com; or Piper Sandler & Co., Attention: Prospectus Department, 800 Nicollet Mall, J12S03, Minneapolis, Minnesota 55402, or by telephone at (800) 747-3924, or by e-mail at prospectus@psc.com.

About Corbus

Corbus Pharmaceuticals Holdings, Inc. is an oncology and obesity company with a diversified portfolio and is committed to helping people defeat serious illness by bringing innovative scientific approaches to well understood biological pathways. Corbus’ pipeline includes CRB-701, a next-generation antibody drug conjugate that targets the expression of Nectin-4 on cancer cells to release a cytotoxic payload, CRB-601, an anti-integrin monoclonal antibody which blocks the activation of TGFβ expressed on cancer cells, and CRB-913, a highly peripherally restricted CB1 inverse agonist for the treatment of obesity. Corbus is headquartered in Norwood, Massachusetts.

Forward-Looking Statements

Statements in this press release that are not statements of historical fact are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, without limitation, statements about Corbus’ expectations regarding the completion, timing and size of its public offering and the anticipated use of proceeds therefrom. Words such as “believe,” “anticipate,” “plan,” “expect,” “intend,” “may,” “goal,” “potential” and similar expressions are intended to identify forward-looking statements, though not all forward-looking statements necessarily contain these identifying words. Among the factors that could cause actual results to differ materially from those indicated in the forward-looking statements are risks and uncertainties associated with market conditions and the satisfaction of customary closing conditions related to the offering, as well as risks and uncertainties associated with Corbus’ business and finances in general, including the risks and uncertainties in the section captioned “Risk Factors” in the preliminary prospectus supplement related to the public offering that will be filed with the SEC and the Company’s most recently filed Annual Report on Form 10-K and subsequently filed Quarterly Reports on Form 10-Q. There can be no assurances that we will be able to complete the proposed offering on the anticipated terms, or at all. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. All forward-looking statements are qualified in their entirety by this cautionary statement, and Corbus undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date of this press release.

Corbus Pharmaceuticals Contacts:

Sean Moran
Chief Financial Officer
Corbus Pharmaceuticals
smoran@corbuspharma.com

Dan Ferry
Managing Director
LifeSci Advisors, LLC

daniel@lifesciadvisors.com